Exhibit 99.2

FOSSIL GROUP

AUGUST 2023

Fossil Group Transform and Grow

IN GENERAL. This disclaimer applies to this document and any verbal or written comments of any person presenting it. This document, taken together with any such verbal or written comments (if any), is referred to herein as the "Presentation."

FORWARD-LOOKING STATEMENTS. This Presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but instead are based on our present beliefs and assumptions and on information currently available to Fossil Group, Inc. (referred to in this Presentation as "Fossil," the "Company," or "we"). You can identify these forward-looking statements by the use of forward-looking words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "could," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates," "target," "projects," "contemplates" or the negative version of those words or other comparable words. Any forward-looking statements contained in this Presentation are based upon our historical performance and on our current plans, estimates and expectations in light of information currently available to us. The inclusion of this forward-looking information should not be regarded as a representation by us that the future plans, estimates or expectations contemplated by us will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to, among other things, our operations, financial results, financial condition, business, prospects, growth strategy and liquidity. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections in our Quarterly Reports on Form 10-Q and the risks and uncertainties set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. These factors should not be construed as exhaustive and should be read in conjunction with any other cautionary statements included in this Presentation.

The forward-looking statements made in this Presentation relate only to events as of the date of this Presentation. We do not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise.

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us.

PAST PERFORMANCE. Past performance is not a reliable indicator of future results. Expected cost savings data should not be considered indicative of future performance or actual results for any period.

NON-GAAP FINANCIAL MEASURES. This Presentation contains both financial measures prepared and presented in accordance with GAAP and a non-GAAP financial measure, Adjusted operating income (sometimes written as Adjusted OI), which is a measurement of financial performance that is not prepared and presented in accordance with GAAP. Accordingly, this measure should not be considered as a substitute for data prepared and presented in accordance with GAAP. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures.

Fossil's management believes Adjusted operating income provides users of our financial statements with additional and useful comparisons of current results of operations with past and future periods. We define Adjusted operating income as operating income (loss) before impairment expense and restructuring expense. We have included Adjusted operating income because we believe it is used by investors for valuation and for comparing our financial performance with the performance of our competitors. We also use Adjusted operating income to monitor and compare the financial performance of our operations. Our presentation of Adjusted operating income may not be comparable to similarly titled measures other companies report. Adjusted operating income is not intended to be used as an alternative to any measure of our performance in accordance with GAAP.

Fossil Group has a strong foundation

35+ year heritage

Desirable brands

Balanced portfolio across multiple categories

Product centric culture

Diversified distribution & "Go to Market" models

Digital first mindset and capabilities



life is a wild ride

Fossil




The headwinds in our business contribute to our need to *Transform and Grow*

- **Slow growth** in traditional watch market <$500
- **Significant channel shifts** away from traditional wholesale
- **Declining** Smartwatch revenue
- **More recent inflationary pressures**, impacting demand and cost structure
- **Gradual China reopening** post-Covid



With our *Transform and Grow* Program, our goal is to return to 10% adjusted operating margin

Fossil Group Financial Results, 2005-2022, $M



Adjusted Operating margin
Adjusted operating income ($M)
10%
19%
10%
7%
0%
$109M
$384M
$336M
$124M
$7M
2005
2010
2015
2021
2022

In previous years, we consistently delivered 10%+ Adjusted operating income in excess of $100M+

Adjusted operating income is a non-GAAP financial measure. See the Appendix for a reconciliation to operating income (loss), the most directly comparable GAAP financial measure.

To recapture growth, we are focused on our most compelling opportunities



Revitalize the Fossil brand



Maximize our licensed brand portfolio for watches and jewelry



Expand our premium watch offerings

Underpinned by Digital, Marketing and Tech Capabilities

We have expanded our *Transform and Grow* program to reshape our business model and invest in our growth strategies

We've identified

$300M

Operating Income Benefits

Fossil Group is undertaking a comprehensive, 36-month transformation program called *Transform and Grow*

We will partner with the Consumer and Retail Group of Alvarez & Marsal, leaders in business transformations



Our efforts will be guided by 5 key principles

Lead with a digital-first approach

Operate with speed & urgency

Focus on shareholder value creation

Preserve brand ethos & heritage

Develop an agile operating model




FOSSIL









Transform and Grow has 3 major components designed to capture operating income improvement and enable re-investment into our growth strategies

1

Drive Sales Productivity

2

Reengineer End-to-End Operations

3

Streamline Overhead and Improve Capital Efficiency

① Drive Sales Productivity

- **Redesign** pricing and promotion architecture for stronger value realization
- **Optimize** product assortment & categories
- **Invest** more behind fewer, higher impact stories
- **Enhance** store productivity


XOXO

2 Reengineer End-to-End Operations

- **Deploy** integrated business planning to improve inventory productivity
- **Redesign** supply chain and network
- **Improve** sourcing practices to drive COGS savings (including design-to-value)
- **Rationalize** stores



(3) Streamline Overhead Cost and Improve Capital Efficiency

- **Streamline** roles and responsibilities
- **Embed** stringent cost management
- **Transform** org and operating model
- **Drive** efficiency with Information Technology




FOSSIL
GROUP



What you will see going forward

Updates on overall *Transform and Grow* program shape and scope

Regular value tracking on key initiatives relative to financial and operational targets



APPENDIX

Adjusted operating income and Adjusted operating margin are non-GAAP financial measures. We define Adjusted operating income as operating income (loss) before impairment expense and restructuring expense. Adjusted operating margin is defined as Adjusted operating income divided by net sales. We have included these non-GAAP financial measures because we believe they are used by investors for valuation and for comparing our financial performance with the performance of our competitors. We also use these non-GAAP financial measures to monitor and compare the financial performance of our operations. Our presentation of these non-GAAP financial measures may not be comparable to similarly titled measures other companies report. These non-GAAP financial measures are not intended to be used as alternatives to any measure of our performance in accordance with GAAP. Set forth below is a reconciliation of Adjusted operating income to operating income (loss), the most directly comparable GAAP financial measure.

($ in millions)

Fiscal Year	2005	2010	2015	2021	2022
Operating income (loss)	$109	$376	$291	$93	-$1
Operating margin (% of net sales)	10%	19%	9%	5%	0%
Restructuring	-	-	25	22	6
Trade-name impairment	-	2	9	-	-
Other Long-lived asset impairment	-	6	11	9	2
Adjusted operating income	$109	$384	$336	$124	$7
Adjusted operating margin (% of net sales)	10%	19%	10%	7%	0%